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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: October 31, 2002
(Date of earliest event reported)

Equity Marketing, Inc.
(exact name of registrant as specified in its charter)

Delaware	23346	13-3534145
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

6330 San Vicente Boulevard
Los Angeles, California 90048
(Address of Principal executive offices, including zip code)

(323) 932-4300
(Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a)
  Financial Statements of Business Acquired.

    None

  (b)
  Pro Forma Financial Information.

    None

  (c)
  Exhibits.

Exhibit No.	Description
99.1	Press Release of Equity Marketing, Inc. issued on October 30, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

EQUITY MARKETING, INC.

Date: October 31, 2002	By:
/s/ LAWRENCE J. MADDEN
	Name:	Lawrence J. Madden
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Equity Marketing, Inc. issued on October 30, 2002.

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FORM 8-K
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX